EXHIBIT 21.1

The following is a list of the subsidiaries of Eagle Bulk Shipping Inc. as of March 10, 2021.

Name of Significant Subsidiary	Jurisdiction of Incorporation
Eagle Shipping LLC	Marshall Islands
Eagle Bulk Management LLC	Marshall Islands
Eagle Shipping International (USA) LLC	Marshall Islands
Eagle Ship Management LLC	Delaware
Eagle Bulk Pte. Ltd.	Singapore
Eagle Bulk Holdco LLC	Marshall Islands
Eagle Bulk Shipco LLC	Marshall Islands
Eagle Bulk Ultraco LLC	Marshall Islands
Eagle Bulk Delaware LLC	Delaware
Eagle Bulk Europe A/S	Denmark
Avocet Shipping LLC	Marshall Islands
Bittern Shipping LLC	Marshall Islands
Canary Shipping LLC	Marshall Islands
Cape Town Eagle LLC	Marshall Islands
Cardinal Shipping LLC	Marshall Islands
Copenhagen Eagle LLC	Marshall Islands
Crane Shipping LLC	Marshall Islands
Crested Eagle Shipping LLC	Marshall Islands
Crowned Eagle Shipping LLC	Marshall Islands
Dublin Eagle LLC	Marshall Islands
Egret Shipping LLC	Marshall Islands
Fairfield Eagle LLC	Marshall Islands
Gannet Shipping LLC	Marshall Islands
Golden Eagle Shipping LLC	Marshall Islands
Goldeneye Shipping LLC	Marshall Islands
Grebe Shipping LLC	Marshall Islands
Greenwich Eagle LLC	Marshall Islands
Groton Eagle LLC	Marshall Islands
Hamburg Eagle LLC	Marshall Islands
Hawk Shipping LLC	Marshall Islands
Helsinki Eagle LLC	Marshall Islands
Hong Kong Eagle LLC	Marshall Islands
Ibis Shipping LLC	Marshall Islands
Imperial Eagle Shipping LLC	Marshall Islands
Jaeger Shipping LLC	Marshall Islands
Jay Shipping LLC	Marshall Islands
Kestrel Shipping LLC	Marshall Islands
Kingfisher Shipping LLC	Marshall Islands
Kittiwake Shipping LLC	Marshall Islands
Madison Eagle LLC	Marshall Islands
Martin Shipping LLC	Marshall Islands
Merlin Shipping LLC	Marshall Islands
Montauk Eagle LLC	Marshall Islands
Mystic Eagle LLC	Marshall Islands

EXHIBIT 21.1

New London Eagle LLC	Marshall Islands
Newport Eagle LLC	Marshall Islands
Nighthawk Shipping LLC	Marshall Islands
Oriole Shipping LLC	Marshall Islands
Oslo Eagle LLC	Marshall Islands
Osprey Shipping LLC	Marshall Islands
Owl Shipping LLC	Marshall Islands
Petrel Shipping LLC	Marshall Islands
Puffin Shipping LLC	Marshall Islands
Roadrunner Shipping LLC	Marshall Islands
Rotterdam Eagle LLC	Marshall Islands
Rowayton Eagle LLC	Marshall Islands
Sandpiper Shipping LLC	Marshall Islands
Sankaty Eagle LLC	Marshall Islands
Santos Eagle LLC	Marshall Islands
Shanghai Eagle LLC	Marshall Islands
Shrike Shipping LLC	Marshall Islands
Singapore Eagle LLC	Marshall Islands
Skua Shipping LLC	Marshall Islands
Southport Eagle LLC	Marshall Islands
Stamford Eagle LLC	Marshall Islands
Stellar Eagle Shipping LLC	Marshall Islands
Stockholm Eagle LLC	Marshall Islands
Stonington Eagle LLC	Marshall Islands
Sydney Eagle LLC	Marshall Islands
Tern Shipping LLC	Marshall Islands
Thrasher Shipping LLC	Marshall Islands
Thrush Shipping LLC	Marshall Islands
Westport Eagle LLC	Marshall Islands